BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

We acquired from Golar equity interests in the subsidiaries which own and operate the Golar Eskimo, the Golar Igloo, and the Golar Maria on January 20, 2015, March 28, 2014, and February 7, 2013, respectively.

The Board and the Conflicts Committee of the Board (the “Conflicts Committee”) approved the purchase price for each transactions. The Conflicts Committee retained a financial adviser to assist the evaluation of each transaction. The details of each transaction are as follows (see “Item 7—Major Unitholders and Related Party Transactions-Related Party Transactions”):

	Golar Eskimo	Golar Igloo	Golar Maria
(in thousands of $)	January 20, 2015	March 28, 2014	February 7, 2013
Purchase consideration (1)	226,010	156,001	127,910
Less: Fair value of net assets (liabilities) acquired:
Vessel and equipment	292,872	287,542	215,000
Intangible asset	95,520	19,099	—
Cash	298	682	7,981
Fair value of interest rate swap	—	3,636	(3,096)
Other assets and liabilities	150	6,312	(2,450)
Long-term debt	(162,830)	(161,270)	(89,525)
Subtotal	(226,010)	(156,001)	(127,910)
Difference between the purchase price and fair value of net assets acquired	—	—	—
__________________________________________
(1) The purchase consideration comprised the following:

(in thousands of $)	Golar Eskimo	Golar Igloo	Golar Maria
Loan from Golar	220,000	—	—
Cash consideration paid to Golar	7,170	148,730	125,500
Adjustment for the interest rate swap asset assumed	—	3,636	(3,096)
Purchase price adjustments	(1,160)	3,635	5,506
	226,010	156,001	127,910

Golar Eskimo

On January 20, 2015, we acquired Golar’s 100% interest in the companies that own and operate the FSRU Golar Eskimo pursuant to a Purchase, Sale and Contribution Agreement entered into on December 22, 2014. The purchase consideration was $388.8 million less the assumed bank debt of $162.8 million. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their fair values at the date of acquisition.

Revenue and profit contributions

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. Under the agreement with Golar, the Golar Eskimo contributed revenues of $22.0 million and net income of $18.6 million to the financial results for the period from January 20, 2015 to December 31, 2015. We in return remitted to Golar $12.9 million of hire payments actually received with respect to the vessel during this period.

The table below shows our summarized consolidated pro forma annual financial information for the year ended December 31, 2015, giving effect to our acquisition of the Golar Eskimo as if it had taken place on January 1, 2015.

Unaudited
(in thousands of $, except per unit data)	2015
Revenues	435,573
Net income	163,022
Earnings per unit (basic and diluted):
Common unitholders	$2.38

The Golar Eskimo was under construction during the year ended December 31, 2014 and was not operational as at December 31, 2014. As a result, we have evaluated that had the acquisition been completed as of January 1, 2014, Golar Eskimo’s pro forma revenue and net income effect for the year ended December 31, 2014 would be immaterial and thus have not been presented here.

Golar Igloo

On March 28, 2014, we acquired Golar’s 100% interest in the company that owns and operates the FSRU, the Golar Igloo pursuant to a Purchase, Sale and Contribution Agreement that we entered into on December 5, 2013. The purchase consideration was $310.0 million less the assumed bank debt of $161.3 million, plus the fair value of the interest rate swap asset of $3.6 million and other purchase price adjustments of $3.6 million. The Golar Igloo was delivered to its current charterer, KNPC, the national oil refining company of Kuwait in March 2014 under a charter expiring in December 2018. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. The acquisition of the Golar Igloo was deemed accretive to our distributions.

Revenue and profit contributions

The Golar Igloo contributed revenues of $43.2 million and net income of $22.3 million to the financial results for the period from March 28, 2014 to December 31, 2014.

The table below shows our summarized consolidated pro forma annual financial information for the year ended December 31, 2014, giving effect to our acquisition of the Golar Igloo as if it had taken place on January 1, 2014.

Unaudited
(in thousands of $, except per unit data)	2014
Revenues	400,209
Net income	184,751
Earnings per unit (basic and diluted):
Common unitholders	$2.56

The Golar Igloo was under construction during the year ended December 31, 2013 and was not operational as at December 31, 2013. As a result, we have evaluated that had the acquisition been consummated as of January 1, 2013, Golar Igloo’s pro forma revenue and net income effect for the year ended December 31, 2013 would be immaterial and thus have not been presented here.

Golar Maria

On February 7, 2013, we acquired Golar’s 100% interest in the company that owns and operates the Golar Maria. The purchase consideration was $215 million for the vessel less the assumed bank debt of $89.5 million and the fair value of the interest rate swap liability of $3.1 million plus other purchase price adjustments of $5.5 million. The Golar Maria was delivered to its current charterer, LNG Shipping S.p.A. (“LNG Shipping”), a subsidiary of Eni S.p.A in November 2012 under a charter expiring in December 2017.

Revenue and profit contributions

The table below shows our comparative summarized consolidated pro forma financial information for the year ended December 31, 2013, giving effect to our acquisition of the Golar Maria as if it had taken place on January 1, 2013.

Unaudited
(in thousands of $, except per unit data)	2013
Revenues	332,150
Net income	152,388
Earnings per unit (basic and diluted):
Common unitholders	$2.33